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Exhibit 10(a).2

CONSENT OF KPMG

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-14098), on Form S-8 (File No. 333-13932), on Form S-8 (File No. 333-13498), on Form S-8 (File No. 333-13170), on Form S-8 (File No. 333-12974), on Form S-8 (File No. 333-12628), on Form S-8 (File No. 333-12364), on Form S-8 (File No. 333-11690), on Form S-8 (File No. 333-10514), on Form S-8 (File No. 333-10446), on Form S-8 (File No. 333-08180), on Form S-8 (File No. 333-06786), and on Form S-8 (File No. 33-93770) of our report dated February 1, 2000 relating to the financial statements and financial statement schedules of Nokia Corporation, which appear in Nokia Corporation's Annual Report on Form 20-F for the year ended December 31, 2001.

/s/ARI AHTI

Ari Ahti
Authorized Public Accountant
KPMG

Helsinki, Finland
May 20, 2002

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  Exhibit 10(a).2
CONSENT OF KPMG